EXHIBIT 99.1
                                 -------------

                 Computaional Materials filed on May 6, 2005.

                  IndyMac INDX Mortgage Loan Trust 2005-AR10
                      Mortgage Pass-Through Certificates



                        Preliminary Marketing Materials



                                $1,000,000,000
                                (Approximate)



                               IndyMac MBS, Inc.
                                   Depositor

                        [LOGO OMITTED] IndyMac Bank(R)
                          Seller and Master Servicer


                      [LOGO OMITTED] UBS Investment Bank

[LOGO OMITTED] UBS Investment                       Computational Materials for
                   Bank              IndyMac INDX Mortgage Loan Trust 2005-AR10
-------------------------------------------------------------------------------

                      COMPUTATIONAL MATERIALS DISCLAIMER



The analysis in this report is based on information provided by IndyMac Bank F.S.B. (the "Seller and Master Servicer"). This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement. Investors are urged to read the Prospectus and the Prospectus Supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information contained herein is preliminary as of the date hereof, supercedes information contained in any prior materials relating to these securities and is subject to change, completion, or amendment from time to time. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.


The attached information contains certain tables and other statistical analyses (the "Computational Materials"), which have been prepared by UBS Securities LLC ("UBS") in reliance upon information furnished by the Seller and Master Servicer. Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials' completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither UBS nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.


THIS INFORMATION IS FURNISHED TO YOU SOLELY BY UBS AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES (OTHER THAN UBS). UBS IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.









The analysis in this report is based on information provided solely by IndyMac Bank F.S.B. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement. Investors are urged to read the Prospectus and the Prospectus Supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein is preliminary and is subject to completion. The information herein supersedes information contained in any prior materials relating to these securities. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted.

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                   Bank              IndyMac INDX Mortgage Loan Trust 2005-AR10
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

Preliminary Term Sheet                           Date Prepared:  April 18, 2005

                  IndyMac INDX Mortgage Loan Trust 2005-AR10
                      Mortgage Pass-Through Certificates

                         $1,000,000,000 (Approximate)

                        Publicly Offered Certificates
                  Adjustable Rate Residential Mortgage Loans
===================================================================================================================================

                                                                                                                         Expected
             Principal Amount       WAL (Yrs)          Pmt Window (Mths)        Interest                                  Ratings
Class          (Approx) (1)         Call/ Mat(2)         Call/ Mat(2)          Rate Type              Tranche Type      S&P/Moody's
------         ---------------      -------------        ------------          ----------             ------------      -----------
A-1                                      Not Marketed Hereby
A-2                                      Not Marketed Hereby
A-3                                      Not Marketed Hereby
A-X                                      Not Marketed Hereby
A-R                                      Not Marketed Hereby
B-1             $30,082,000            6.84 / 7.60          1-121 / 1-360        Floater(3)      Subordinate Floater       AA+/Aa3
B-2             $11,030,000            6.84 / 7.60          1-121 / 1-360        Floater         Subordinate Floater       AA/ NR
B-3             $3,008,000             6.84 / 7.60          1-121 / 1-360        Floater         Subordinate Floater       AA-/NR
B-4             $8,022,000             6.84 / 7.60          1-121 / 1-360        Floater         Subordinate Floater       A/NR
B-5             $5,013,000             6.84 / 7.60          1-121 / 1-360        Floater         Subordinate Floater     BBB+/Baa3
B-6             $2,006,000             6.84 / 7.60          1-121 / 1-360        Floater         Subordinate Floater       BBB/NR
B-7             $2,005,000             6.84 / 7.60          1-121 / 1-360        Floater         Subordinate Floater       BBB-/NR
B-8                                      Privately offered
B-9                                      Privately offered
B-10                                     Privately offered
Total         $1,000,000,000




  (1) Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

  (2) The WAL and Payment Window for the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, and Class B-7 Certificates are shown to the first possible Optional Call Date and to maturity.

  (3) On each Distribution Date, the Certificate Interest Rate for the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, and Class B-7 Certificates will be equal to the lesser of (i) One-Month LIBOR plus the related margin (which margin will be multiplied by 1.5 after the first possible Optional Call Date) and
       (ii) the related Net WAC Cap.





The analysis in this report is based on information provided solely by IndyMac Bank F.S.B. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement. Investors are urged to read the Prospectus and the Prospectus Supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein is preliminary and is subject to completion. The information herein supersedes information contained in any prior materials relating to these securities. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted.

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                   Bank              IndyMac INDX Mortgage Loan Trust 2005-AR10
-------------------------------------------------------------------------------


Depositor:                 IndyMac MBS, Inc.

Lead Underwriter:          UBS Securities LLC

Seller and Master
Servicer:                  IndyMac Bank, F.S.B.

Trustee:                   Deutsche Bank National Trust Company.

Cut-off Date:              May 1, 2005.

Expected Pricing Date:     May [4], 2005.

Closing Date:              On or about May [6], 2005.

Distribution Date:         The 25th of each month (or if such day is not a business day, the next succeeding business day), commencing in June 2005.

Certificates:              The "Senior Certificates" will consist of the Class A-1, Class A-2, Class A-3 and Class A-X
                           Certificates (collectively the "Class A Certificates"), and Class A-R Certificate. The "Offered
                           Subordinate Certificates" will consist of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5,
                           Class B-6, and Class B-7 Certificates. The Class B-8, Class B-9, Class B-10 Certificates, together with the Offered Subordinate Certificates, will be referred to herein as the "Subordinate Certificates." The
                           Senior Certificates and the Subordinate Certificates are collectively referred to herein as the
                           "Certificates." The Class A-1, Class A-2 and Class A-3 Certificates and the Subordinate Certificates
                           are referred to herein as the "LIBOR Certificates". The Senior Certificates and the Offered Subordinate
                           Certificates (collectively the "Offered Certificates") are being offered publicly.

Accrued Interest:          The price to be paid by investors for the LIBOR Certificates will not include accrued interest
                           (settling flat). The price to be paid by investors for the Class A-X will include [5] days of accrued interest.

Interest Accrual Period:   The interest accrual period with respect to the Class A-1, Class A-2, and Class A-3 Certificates for
                           a given Distribution Date will be the period beginning with the prior Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution
                           Date (on an Actual/360 basis). The interest accrual period with respect to the Subordinate Certificates for a given Distribution Date will be the 25th day of the preceding calendar month (or, in the case of the first Distribution Date, the Closing Date) and ending on the 24th day in which that Distribution
                           Date occurs (on a 30/360 basis). The interest accrual period for the Class A-R and Class A-X
                           Certificates will be the calendar month prior to such Distribution Date (on a 30/360 basis).

Registration:              The Offered Certificates (other than the Class A-R Certificates) will be made available in book-entry form through DTC. The Offered Certificates will, upon request, be made available in book-entry form through Clearstream, Luxembourg and the Euroclear System.

Federal Tax Treatment:     One or more REMIC elections will be made with respect to designated portions of the Trust. It is anticipated that (exclusive of any rights to receive any Carryover Shortfall Amounts) the Class A
                           Certificates and Subordinate Certificates will be treated as REMIC regular interests for federal tax income purposes. The Class A-R Certificate will be treated as a REMIC residual interest for tax purposes.



The analysis in this report is based on information provided solely by IndyMac Bank F.S.B. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement. Investors are urged to read the Prospectus and the Prospectus Supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein is preliminary and is subject to completion. The information herein supersedes information contained in any prior materials relating to these securities. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted.

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                   Bank              IndyMac INDX Mortgage Loan Trust 2005-AR10
-------------------------------------------------------------------------------



ERISA Eligibility:         The Class A Certificates and the Offered Subordinate Certificates are expected to be eligible for purchase by or with assets of employee benefit plans and other plans or arrangements that are subject to Title I of the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the
                           Internal Revenue Code, subject to certain conditions. Prospective investors should review with their legal advisors whether the purchase and holding of the Class A or the Offered Subordinate Certificates
                           could give rise to a transaction prohibited or not otherwise permissible under ERISA, Section 4975 of the Internal Revenue Code or other similar laws. The Class A-R Certificate will not be ERISA eligible.

SMMEA Treatment:           The Senior Certificates, the Class B-1, Class B-2, and Class B-3 Certificates are expected to constitute
                           "mortgage related securities" for purposes of SMMEA. The Class B-4, Class B-5, Class B-6, and Class B-7
                           Certificates will not constitute "mortgage related securities" for purposes of SMMEA.

Optional Termination:      The terms of the transaction allow for an option to terminate the Offered Certificates, which may be exercised once the aggregate principal balance of the Mortgage Loans is less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the "Optional Call Date").

Pricing Prepayment
Speed:                     The LIBOR Certificates will be priced to a prepayment speed of [20]% CPR.

Mortgage Loans:            The "Mortgage Loans" consist of adjustable rate, first lien residential mortgage loans with original terms to maturity of 30 years. The Mortgage Loans accrue interest at a mortgage rate which adjusts monthly (after the initial fixed rate teaser period of one month) based upon an index rate of the
                           12-month moving average of the monthly yield on United States treasury securities adjusted to a constant maturity of one year (the "MTA"). After the one month initial fixed rate teaser period, the interest rate for each Mortgage Loan will adjust monthly to equal the sum of MTA and the related gross margin. None of the Mortgage Loans are subject to a periodic rate adjustment cap. All of the Mortgage
                           Loans are subject to a maximum mortgage rate.

                           For each of the Mortgage Loans, the related borrower must make a minimum monthly payment which is subject to adjustment on a date specified in the mortgage note and annually on the same date thereafter, subject to the conditions that (i) the amount of the minimum monthly payment will not increase or decrease by an amount that is more than 7.50% of the last minimum monthly payment, (ii) as of the fifth anniversary of the first due date and on the same day every five years thereafter as well as the final payment adjustment date, the minimum monthly payment will be recast without regard to the limitation in clause (i) above to amortize fully the then unpaid principal balance over the remaining term to maturity and (iii) if the unpaid principal balance exceeds 110% of the original principal balance due to Deferred Interest (the "Negative Amortization Limit"), the minimum monthly payment will be recast without regard to the limitation in clause (i) to amortize fully the then unpaid principal balance over the remaining term to maturity.

                           Negative amortization on a Mortgage Loan will occur when the monthly payment made by the borrower is less than interest accrued at the current mortgage rate on the unpaid principal balance of the Mortgage
                           Loan (such deficiency, "Deferred Interest"). The amount of the Deferred Interest is added to the unpaid principal balance of the Mortgage Loan.






The analysis in this report is based on information provided solely by IndyMac Bank F.S.B. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement. Investors are urged to read the Prospectus and the Prospectus Supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein is preliminary and is subject to completion. The information herein supersedes information contained in any prior materials relating to these securities. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted.

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                   Bank              IndyMac INDX Mortgage Loan Trust 2005-AR10
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

Credit Enhancement:        Senior/subordinate, shifting interest structure.  The credit enhancement information shown below is subject to final rating agency approval.

                           Credit enhancement for the Senior Certificates will consist of the subordination of the Class B-1,
                           Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class B-7, Class B-8, Class B-9, and Class B-10
                           Certificates, initially [7.50]% total subordination.

                           Credit enhancement for the Class B-1 Certificates will consist of the subordination of the Class B-2,
                           Class B-3, Class B-4, Class B-5, Class B-6, Class B-7, Class B-8, Class B-9, and Class B-10
                           Certificates Certificates, initially [4.50]% total subordination.

                           Credit enhancement for the Class B-2 Certificates will consist of the subordination of the Class B-3,
                           Class B-4, Class B-5, Class B-6, Class B-7, Class B-8, Class B-9, and Class B-10 Certificates
                           Certificates, initially [3.40]% total subordination.

                           Credit enhancement for the Class B-3 Certificates will consist of the subordination of the Class B-4,
                           Class B-5, Class B-6, Class B-7, Class B-8, Class B-9, and Class B-10 Certificates, initially [3.10]%
                           total subordination.

                           Credit enhancement for the Class B-4 Certificates will consist of the subordination of the Class B-5,
                           Class B-6, Class B-7, Class B-8, Class B-9, and Class B-10 Certificates, initially [2.30]% total subordination.

                           Credit enhancement for the Class B-5 Certificates will consist of the subordination of the Class B-6,
                           Class B-7, Class B-8, Class B-9, and Class B-10 Certificates, initially [1.80]% total subordination.

                           Credit enhancement for the Class B-6 Certificates will consist of the subordination of the Class B-7,
                           Class B-8, Class B-9, and Class B-10 Certificates, initially [1.60]% total subordination.

                           Credit enhancement for the Class B-7 Certificates will consist of the subordination of the Class B-8,
                           Class B-9, and Class B-10 Certificates, initially [1.40]% total subordination.

Shifting Interest:         Until the Distribution Date occurring in June 2015, the Subordinate Certificates will be locked out from receipt of unscheduled principal (unless the Senior Certificates are paid down to zero or the credit enhancement percentage provided by the Subordinate Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive increasing portions of unscheduled principal.

                           The unscheduled principal payment percentages on the Subordinate Certificates are as follows:

                           Periods:                                        Unscheduled Principal Payments (%)
                           --------                                        ----------------------------------
                           June 2005 - May 2015                               0% Pro Rata Share
                           June 2015 - May 2016                              30% Pro Rata Share
                           June 2016 - May 2017                              40% Pro Rata Share
                           June 2017 - May 2018                              60% Pro Rata Share
                           June 2018 - May 2019                              80% Pro Rata Share
                           June 2019 and after                              100% Pro Rata Share

                           provided, however, if the credit enhancement percentage provided by the Subordinate Certificates has doubled from the initial credit enhancement percentage (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in June 2008, the Subordinate
                           Certificates will be entitled to 50% of their pro rata share of




The analysis in this report is based on information provided solely by IndyMac Bank F.S.B. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement. Investors are urged to read the Prospectus and the Prospectus Supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein is preliminary and is subject to completion. The information herein supersedes information contained in any prior materials relating to these securities. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted.

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                   Bank              IndyMac INDX Mortgage Loan Trust 2005-AR10
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


                           unscheduled principal payments or (ii) on or after the Distribution Date in June 2008, the Subordinate
                           Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments.

                           Scheduled principal payments will be distributed pro rata to the Senior and Subordinate Certificates.

                           Any unscheduled principal not allocated to the Subordinate Certificates will be allocated to the Senior
                           Certificates. In the event the current senior percentage (aggregate principal balance of the Senior
                           Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the applicable initial senior percentage (aggregate principal balance of the Senior Certificates as of the Closing
                           Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the
                           Senior Certificates will receive all unscheduled principal payments for the Mortgage Loans, regardless of any unscheduled principal payment percentages above.
                           Unscheduled principal will generally consist of the sum of (i) liquidation proceeds, recoveries, and other unscheduled amounts and (ii) the excess if any of voluntary prepayments over Deferred Interest.

Allocation of
Realized Losses:           Any realized losses on the Mortgage Loans will be allocated as follows: first, to the Subordinate
                           Certificates in reverse order of their numerical Class designations, in each case until the related class principal balance has been reduced to zero; and second; to the Senior Certificates any realized losses on a pro-rata basis until the related class principal balance or component principal balance has been reduced to zero; provided, however, that any realized losses on the mortgage loans that would otherwise be allocated to the Class A-1 Certificates will instead be allocated to the Class A-2 and
                           Class A-3 Certificates, pro rata, until their respective class principal balance have been reduced to zero; and provided further, however, that any realized losses otherwise allocable to the Class A-2
                           Certificates will instead be allocated to the Class A-3 Certificates until its class principal balance has been reduced to zero.

Net Mortgage Rate:         The "Net Mortgage Rate" with respect to each Mortgage Loan is equal to the mortgage rate less the servicing fee rate (0.375%) and the trustee fee rate.

Net WAC Cap:               The "Net WAC Cap" for each of the Class A-1, Class A-2 and Class A-3 Certificates and the Subordinate
                           Certificates is equal to the weighted average of the Net Mortgage Rates of the Mortgage Loans adjusted for the related interest accrual period.

Carryover Shortfall
Amount:                    The LIBOR Certificates will be entitled to the payment of an amount equal to the sum of (i) the excess, if any, of (a) interest accrued at the Certificate Interest Rate for such Class (without giving effect to the Net WAC Cap) over (b) the amount of interest actually accrued on such Class and (ii) the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the
                           Certificate Interest Rate for such Class without giving effect to the Net WAC Cap) (together, the
                           "Carryover Shortfall Amount"). The Carryover Shortfall Amount will be paid only to the extent of interest otherwise distributable to the Class A-X Certificates (after the reduction due to Net Deferred
                           Interest allocable to the Class A-X Certificates) on such Distribution Date or future Distribution
                           Dates.

Adjusted Cap Rate:         The "Adjusted Cap Rate" for each of the Class A-1, Class A-2 and Class A-3 Certificates and the
                           Subordinate Certificates for any Distribution Date equals the related Net WAC Cap, computed for this purpose by first reducing the weighted average of the Net Mortgage Rates of the Mortgage Loans by a per
                           annum rate equal to: (i) the product of (a) the Net Deferred Interest for the Mortgage Loans for such
                           Distribution Date, and (b) 12, divided by (ii) the




The analysis in this report is based on information provided solely by IndyMac Bank F.S.B. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement. Investors are urged to read the Prospectus and the Prospectus Supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein is preliminary and is subject to completion. The information herein supersedes information contained in any prior materials relating to these securities. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted.

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                   Bank              IndyMac INDX Mortgage Loan Trust 2005-AR10
-------------------------------------------------------------------------------



                           aggregate principal balance of the Mortgage Loans as of the first day of the month prior to such
                           Distribution Date.

                           The "Adjusted Cap Rate" for the Class A-X Certificates and any Distribution Date shall equal the
                           Certificate Interest Rate for the Class A-X Certificates, computed for this purposes by (i)
                           reducing the weighted average Net Mortgage Rate of the Mortgage Loans by a per annum rate equal to the quotient of (a) the Net Deferred Interest on the Mortgage Loans for such Distribution Date multiplied by 12, divided by (b) the aggregate principal balance of the Mortgage Loans as of the first day of the month prior to such distribution date, and (ii) computing the weighted average of the pass-through rates of the certificates (other than the Class A-X Certificates) by substituting
                           "Adjusted Cap Rate" for "Net WAC Cap" in the definition of pass-through rate for each of the Class
                           A-R, Class A-1, Class A-2 and Class A-3 Certificates and Subordinate Certificates.

Net Deferred Interest:     The "Net Deferred Interest" for a Distribution Date is the excess, if any, of Deferred Interest for the related due period over voluntary principal prepayments for the related prepayment period.

                           For any Distribution Date, Net Deferred Interest will be allocated among the Certificates in an amount equal to the excess, if any, for each such class of (i) the current interest accrued at the applicable
                           Certificate Interest Rate for such class, over (ii) the amount of current interest that would have accrued had the Certificate Interest Rate for such class equaled the related Adjusted Rate Cap for such class and Distribution Date.

Certificates Priority of
Distributions:             Available funds from the Mortgage Loans will be distributed in the following order of priority:

                               1)  Senior Certificates, accrued and unpaid interest, at the related Certificate Interest Rate, from the related Mortgage Loans, provided, however, that any interest otherwise distributable with respect to the Class A-X Certificates will be reduced to the extent necessary to pay any Carryover Shortfall Amount below (after giving effect to any Net
                                   Deferred Interest amount allocated to the interest only component of the Class A-X
                                   Certificates);

                               2)  Principal, sequentially, as follows:

                                   a)   first, to the Class A-R Certificates until its certificate principal balance has been reduced to zero;

                                   b)   second, to the Class A-1, Class A-2 and Class A-3 Certificates pro rata, until their respective certificate principal balances have been reduced to zero; and

                                   c)   third, to the principal only component of the Class A-X Certificates, until the related principal only component has been reduced to zero;

                               3)  Class A-1, Class A-2 and Class A-3 Certificates and the Subordinate Certificates (on a
                                   pro rata basis), to pay any related Carryover Shortfall Amount, solely from amounts otherwise distributable with respect to the Class A-X Certificates;

                               4)  Class B-1 Certificates, accrued and unpaid interest at the Class B-1 Certificate Interest
                                   Rate;

                               5)  Class B-1 Certificates, principal allocable to such Class;





The analysis in this report is based on information provided solely by IndyMac Bank F.S.B. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement. Investors are urged to read the Prospectus and the Prospectus Supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein is preliminary and is subject to completion. The information herein supersedes information contained in any prior materials relating to these securities. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted.

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                   Bank              IndyMac INDX Mortgage Loan Trust 2005-AR10
-------------------------------------------------------------------------------



                           6)  Class B-2 Certificates, accrued and unpaid interest at the Class B-2 Certificate Interest Rate;

                           7)  Class B-2 Certificates, principal allocable to such Class;

                           8)  Class B-3 Certificates, accrued and unpaid interest at the Class B-3 Certificate Interest Rate;

                           9)  Class B-3 Certificates, principal allocable to such Class;

                           10) Class B-4 Certificates, accrued and unpaid interest at the Class B-4 Certificate Interest Rate;

                           11) Class B-4 Certificates, principal allocable to such Class;

                           12) Class B-5 Certificates, accrued and unpaid interest at the Class B-5 Certificate Interest Rate;

                           13) Class B-5 Certificates, principal allocable to such Class;

                           14) Class B-6 Certificates, accrued and unpaid interest at the Class B-6 Certificate Interest Rate;

                           15) Class B-6 Certificates, principal allocable to such Class;

                           16) Class B-7 Certificates, accrued and unpaid interest at the Class B-7 Certificate Interest Rate;

                           17) Class B-7 Certificates, principal allocable to such Class;

                           18) Class B-8, Class B-9 and Class B-10 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal allocable to such Classes;

                           19) Class A-R Certificate, any remaining amount.

                        *  The accrued and unpaid interest payable to a Class of Certificates on any Distribution Date will be reduced by the amount of any Net Deferred Interest allocated to such Class of Certificates on such
                           Distribution Date.






The analysis in this report is based on information provided solely by IndyMac Bank F.S.B. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement. Investors are urged to read the Prospectus and the Prospectus Supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein is preliminary and is subject to completion. The information herein supersedes information contained in any prior materials relating to these securities. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted.

[LOGO OMITTED] UBS Investment                       Computational Materials for
                   Bank              IndyMac INDX Mortgage Loan Trust 2005-AR10
------------------------------------------------------------------------------



                                       Weighted Average Life Tables


                                                     Class B-1 through B-7 WAL to Call
                                             10 CPR    15 CPR       20 CPR    25 CPR    30 CPR
                        B1
                        WAL                  12.68       9.01       6.84        5.57      4.75
           Principal Window                1 - 218    1 - 158    1 - 121      1 - 96    1 - 66
                        B2
                        WAL                  12.68       9.01       6.84        5.57      4.75
           Principal Window                1 - 218    1 - 158    1 - 121      1 - 96    1 - 66
                        B3
                        WAL                  12.68       9.01       6.84        5.57      4.75
           Principal Window                1 - 218    1 - 158    1 - 121      1 - 96    1 - 66
                        B4
                        WAL                  12.68       9.01       6.84        5.57      4.75
           Principal Window                1 - 218    1 - 158    1 - 121      1 - 96    1 - 66
                        B5
                        WAL                  12.68       9.01       6.84        5.57      4.75
           Principal Window                1 - 218    1 - 158    1 - 121      1 - 96    1 - 66
                        B6
                        WAL                  12.68       9.01       6.84        5.57      4.75
           Principal Window                1 - 218    1 - 158    1 - 121      1 - 96    1 - 66
                        B7
                        WAL                  12.68       9.01       6.84        5.57      4.75
           Principal Window                1 - 218    1 - 158    1 - 121      1 - 96    1 - 66








The analysis in this report is based on information provided solely by IndyMac Bank F.S.B. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement. Investors are urged to read the Prospectus and the Prospectus Supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein is preliminary and is subject to completion. The information herein supersedes information contained in any prior materials relating to these securities. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted.

[LOGO OMITTED] UBS Investment                       Computational Materials for
                   Bank              IndyMac INDX Mortgage Loan Trust 2005-AR10
------------------------------------------------------------------------------



                                                     Class B-1 through B-7 WAL to maturity
                                        10 CPR          15 CPR         20 CPR       25 CPR         30 CPR
                         B1              13.57             9.90           7.60         6.25            5.37
                        WAL            1 - 360          1 - 360        1 - 360      1 - 360         1 - 360
           Principal Window
                         B2              13.57             9.90           7.60         6.25            5.37
                        WAL            1 - 360          1 - 360        1 - 360      1 - 360         1 - 360
           Principal Window
                         B3              13.57             9.90           7.60         6.25            5.37
                        WAL            1 - 360          1 - 360        1 - 360      1 - 360         1 - 360
           Principal Window
                         B4              13.57             9.90           7.60         6.25            5.37
                        WAL            1 - 360          1 - 360        1 - 360      1 - 360         1 - 360
           Principal Window
                         B5              13.57             9.90           7.60         6.25            5.37
                      W A L            1 - 360          1 - 360        1 - 360      1 - 360         1 - 360
           Principal Window
                         B6              13.57             9.90           7.60         6.25            5.37
                        WAL            1 - 360          1 - 360        1 - 360      1 - 360         1 - 360
           Principal Window
                         B7              13.57             9.90           7.60         6.25            5.37
                        WAL            1 - 360          1 - 360        1 - 360      1 - 360         1 - 360
           Principal Window











The analysis in this report is based on information provided solely by IndyMac Bank F.S.B. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement. Investors are urged to read the Prospectus and the Prospectus Supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein is preliminary and is subject to completion. The information herein supersedes information contained in any prior materials relating to these securities. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted.

[LOGO OMITTED] UBS Investment                       Computational Materials for
                   Bank              IndyMac INDX Mortgage Loan Trust 2005-AR10
-------------------------------------------------------------------------------

                    FOR ADDITIONAL INFORMATION PLEASE CALL:

                              UBS Securities LLC

                          MBS Trading & Structuring

    Saro Curtri                     (212) 713-4333
    Brian Bowes                     (212) 713-2860
    Margarita Genis                 (212) 713-2860


                             Asset-Backed Finance

    Paul Scialabba                  (212) 713-9832
    Steven Warjanka                 (212) 713-2466
    Keith Silverstein               (212) 713-2952


                                  Collateral

    Peo Lopansri                    (212) 713-1427




                               Rating Agencies


                           Moody's Investors Service
                           -------------------------
    Joe Groholtoski         Tel:  (212) 553-4619
                            Email: joseph.groholtoski@moodys.com

                               Standard & Poors
                               ----------------
    Victor Bhagat           Tel:  (212) 438-1130
                            Email: bhagat@standardandpoors.com







The analysis in this report is based on information provided solely by IndyMac Bank F.S.B. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement. Investors are urged to read the Prospectus and the Prospectus Supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein is preliminary and is subject to completion. The information herein supersedes information contained in any prior materials relating to these securities. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted.

                  IndyMac INDX Mortgage Loan Trust 2005-AR10
                      Mortgage Pass-Through Certificates

                        Preliminary Marketing Materials

                                $1,000,000,000
                                 (Approximate)


                               IndyMac MBS, Inc.
                                   Depositor


                            [LOGO] IndyMac Bank(R)
                          Seller and Master Servicer


                          [LOGO] UBS Investment Bank

[LOGO] UBS Investment Bank                           Computational Materials for
                                      IndyMac INDX Mortgage Loan Trust 2005-AR10
--------------------------------------------------------------------------------

                      COMPUTATIONAL MATERIALS DISCLAIMER

The analysis in this report is based on information provided by IndyMac Bank F.S.B. (the "Seller and Master Servicer"). UBS Securities LLC ("UBS") makes no representations as to the completeness of the information contained herein. The information contained herein does not contain all material information about the securities or the mortgage loans and is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof, supplements any previous information delivered to you by UBS and will be supplemented by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and UBS is under no obligation to keep you advised of such changes. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information contains certain tables and other statistical analyses (the "Computational Materials"), which have been prepared by UBS in reliance upon information furnished by the Seller and Master Servicer. Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials' completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither UBS nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY UBS AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES (OTHER THAN UBS). UBS IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.






The information herein has been provided solely by UBS Securities LLC. None of UBS Securities LLC, the issuer of the Certificates or any of its affiliates makes any representation as to the completeness of the information herein. The information herein is preliminary and will be supplemented by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. Any information contained herein relating to the mortgage loans will be supplemented by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supplements all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.

[LOGO] UBS Investment Bank                           Computational Materials for
                                      IndyMac INDX Mortgage Loan Trust 2005-AR10
--------------------------------------------------------------------------------

Preliminary Term Sheet                             Date Prepared: April 20, 2005


                  IndyMac INDX Mortgage Loan Trust 2005-AR10
                      Mortgage Pass-Through Certificates

                         $1,000,000,000 (Approximate)

                                          Publicly Offered Certificates
                                   Adjustable Rate Residential Mortgage Loans
===============================================================================================================

                     Principal                WAL (Yrs)             Pmt Window(Mths)            Interest
   Class       Amount (Approx)(1)           Call/Mat(2)               Call/Mat(2)               Rate Type
   -----       --------------------        --------------           ----------------           ----------
    A-1            $ 555,000,000            [3.95]/[4.29]             1-120/1-360              Floater(3)
    A-2            $ 231,250,000            [3.95]/[4.29]             1-120/1-360              Floater(3)
    A-3            $ 138,750,000            [3.95]/[4.29]             1-120/1-360              Floater(3)
   A-X(4)            Notional                    N/A                      N/A                   Variable
    A-R                $100                          Not Marketed Hereby                        Variable
    B-1              $[_____]
    B-2              $[_____]
    B-3              $[_____]                                     Not Marketed Hereby
-----------------------------------
    B-4              $[_____]
    B-5              $[_____]
    B-6              $[_____]                               Privately Offered Certificates
===============================================================================================================
   Total          $1,000,000,000


=========================================================
                                              Expected
                                              Ratings
   Class           Tranche Type             S&P/Moody's
   -----       --------------------        -------------
    A-1            Super Senior               AAA/Aaa
    A-2        Super Senior, Senior           AAA/Aaa
                      Support
    A-3           Senior Support              AAA/Aaa
   A-X(4)        Senior/WAC IO/PO             AAA/Aaa
    A-R           Senior/Residual             AAA/Aaa
    B-1         Subordinate Floater            AA/Aa2
    B-2         Subordinate Floater             A/A2
    B-3         Subordinate Floater           BBB/Baa2
---------------------------------------------------------
    B-4         Subordinate Floater            BB/NR
    B-5         Subordinate Floater             B/NR
    B-6         Subordinate Floater            NR/NR
=========================================================
   Total

(1) Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

(2) The WAL and Payment Window for the Class A-1, Class A-2 and Class A-3 Certificates are shown to the first possible Optional Call Date and to maturity.

(3) On each Distribution Date, the Certificate Interest Rate for the Class A-1, Class A-2 and Class A-3 Certificates will be equal to the lesser of
      (i) One-Month LIBOR plus the related margin (which margin doubles after the first possible Optional Call Date) and (ii) the related Net WAC Cap.

(4) The Class A-X Certificates will consist of one interest only component and one principal only component. The interest only component will have a notional balance equal to the aggregate principal balance of the Mortgage Loans. It will accrue interest on its notional balance on each Distribution Date at a Certificate Interest Rate equal to the excess of
      (i) the weighted average of the Net Mortgage Rates of the Mortgage Loans over (ii) the weighted average of the Certificate Interest Rates of the Certificates (other than the Class A-X Certificates) adjusted for the related interest accrual period, multiplied by a fraction, the numerator of which is the aggregate principal balance of the Certificates (other than the Class A-X Certificates) immediately prior to such Distribution Date and the denominator of which is the aggregate principal balance of the Mortgage Loans as of the first day of the month prior to such Distribution Date. The principal only component of the Class A-X Certificates will have an initial principal balance equal to zero, which principal balance will be increased to the extent of any Net Deferred Interest from the Mortgage Loans allocated to the principal only component of the Class A-X Certificates, as described herein.

(5) For each Distribution Date, the Certificate Interest Rate for the Class B-1, Class B-2 and Class B-3 Certificates will be equal to the lesser of
      (i) One-Month LIBOR plus the related margin (in each case, which margin will be multiplied by [1.5] after the first possible Optional Call
      Date), and (ii) the related Net WAC Cap.

The information herein has been provided solely by UBS Securities LLC. None of UBS Securities LLC, the issuer of the Certificates or any of its affiliates makes any representation as to the completeness of the information herein. The information herein is preliminary and will be supplemented by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. Any information contained herein relating to the mortgage loans will be supplemented by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supplements all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.

[LOGO] UBS Investment Bank                           Computational Materials for
                                      IndyMac INDX Mortgage Loan Trust 2005-AR10
--------------------------------------------------------------------------------
Depositor:                          IndyMac MBS, Inc.

Lead Underwriter:                   UBS Securities LLC

Seller and Master
Servicer:                           IndyMac Bank, F.S.B.

Trustee:                            [Deutsche Bank National Trust Company.]

Cut-off Date:                       May 1, 2005.

Expected Pricing Date:              April [22], 2005.

Closing Date:                       On or about May [6], 2005.

Distribution Date:                  The 25th of each month (or if such day is
                                    not a business day, the next succeeding
                                    business day), commencing in June 2005.

Certificates:                       The "Senior Certificates" will consist of
                                    the Class A-1, Class A-2, Class A-3 and
                                    Class A-X Certificates (collectively the
                                    "Class A Certificates"), and Class A-R
                                    Certificate. The "Offered Subordinate
                                    Certificates" will consist of the Class
                                    B-1, Class B-2 and Class B-3
                                    Certificates.  The Class B-4, Class B-5
                                    and Class B-6 Certificates, together with the Offered Subordinate Certificates, will be referred to herein as the "Subordinate
                                    Certificates." The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the "Certificates." The Class A-1, Class A-2 and Class A-3 Certificates and the Subordinate Certificates are referred to herein as the "LIBOR Certificates". The
                                    Senior Certificates and the Offered
                                    Subordinate Certificates (collectively the
                                    "Offered Certificates") are being offered publicly.

Accrued Interest:                   The price to be paid by investors for the
                                    LIBOR Certificates will not include
                                    accrued interest (settling flat). The
                                    price to be paid by investors for the
                                    Class A-X will include [5] days of accrued interest.

Interest Accrual Period:            The interest accrual period with respect
                                    to the Class A-1, Class A-2, Class A-3
                                    Certificates for a given Distribution Date will be the period beginning with the prior Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an Actual/360 basis). The interest accrual period with respect to the Subordinate
                                    Certificates for a given Distribution Date will be the 25th day of the preceding calendar month (or, in the case of the first Distribution Date, the Closing Date) and ending on the 24th day in which that Distribution Date occurs (on a 30/360 basis). The interest accrual period for the Class A-R and Class A-X Certificates will be the calendar month prior to such Distribution Date (on a 30/360 basis).

Registration:                       The Offered Certificates (other than the
                                    Class A-R Certificates) will be made
                                    available in book-entry form through DTC.
                                    The Offered Certificates will, upon
                                    request, be made available in book-entry form through Clearstream, Luxembourg and the Euroclear System.

Federal Tax Treatment:              One or more REMIC elections will be made
                                    with respect to designated portions of the Trust. It is anticipated that (exclusive of any rights to receive any Carryover
                                    Shortfall Amounts) the Class A
                                    Certificates and Subordinate Certificates will be treated as REMIC regular interests for federal tax income purposes. The Class
                                    A-R Certificate will be treated as a REMIC residual interest for tax purposes.

The information herein has been provided solely by UBS Securities LLC. None of UBS Securities LLC, the issuer of the Certificates or any of its affiliates makes any representation as to the completeness of the information herein. The information herein is preliminary and will be supplemented by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. Any information contained herein relating to the mortgage loans will be supplemented by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supplements all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.

[LOGO] UBS Investment Bank                           Computational Materials for
                                      IndyMac INDX Mortgage Loan Trust 2005-AR10
--------------------------------------------------------------------------------
ERISA Eligibility:                  The Class A Certificates and the Offered
                                    Subordinate Certificates are expected to be eligible for purchase by or with assets of employee benefit plans and other plans or arrangements that are subject to Title
                                    I of the Employee Retirement Income
                                    Security Act of 1974, as amended, or
                                    Section 4975 of the Internal Revenue Code, subject to certain conditions.
                                    Prospective investors should review with their legal advisors whether the purchase and holding of the Class A or the Offered
                                    Subordinate Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, Section
                                    4975 of the Internal Revenue Code or other similar laws. The Class A-R Certificate will not be ERISA eligible.

SMMEA Treatment:                    The Senior Certificates and Class B-1
                                    Certificates are expected to constitute
                                    "mortgage related securities" for purposes of SMMEA. The Class B-2 and Class B-3
                                    Certificates will not constitute "mortgage related securities" for purposes of SMMEA.

Optional Termination:               The terms of the transaction allow for an
                                    option to terminate the Offered
                                    Certificates, which may be exercised once the aggregate principal balance of the Mortgage Loans is less than 10% of the aggregate principal balance of the
                                    Mortgage Loans as of the Cut-off Date (the
                                    "Optional Call Date").

Pricing Prepayment
Speed: The LIBOR Certificates will be priced to a prepayment speed of [20]% CPR.

Mortgage Loans:                     The "Mortgage Loans" consist of adjustable
                                    rate, first lien residential mortgage
                                    loans with original terms to maturity of 30 years. The Mortgage Loans accrue interest at a mortgage rate which adjusts monthly (after the initial fixed rate teaser period of one month) based upon an index rate of the 12-month moving average of the monthly yield on United States treasury securities adjusted to a constant maturity of one year (the "MTA"). After the one month initial fixed rate teaser period, the interest rate for each Mortgage Loan will adjust monthly to equal the sum of MTA and the related gross margin. None of the Mortgage Loans are subject to a periodic rate adjustment cap.
                                    All of the Mortgage Loans are subject to a maximum mortgage rate.

                                    For each of the Mortgage Loans, the
                                    related borrower must make a minimum
                                    monthly payment which is subject to
                                    adjustment on a date specified in the
                                    mortgage note and annually on the same
                                    date thereafter, subject to the conditions that (i) the amount of the minimum monthly payment will not increase or decrease by an amount that is more than 7.50% of the last minimum monthly payment, (ii) as of the fifth anniversary of the first due date and on the same day every five years thereafter as well as the final payment adjustment date, the minimum monthly payment will be recast without regard to the limitation in clause (i) above to amortize fully the then unpaid principal balance over the remaining term to maturity and (iii) if the unpaid principal balance exceeds 110% of the original principal balance due to Deferred Interest (the "Negative Amortization Limit"), the minimum monthly payment will be recast without regard to the limitation in clause
                                    (i) to amortize fully the then unpaid
                                    principal balance over the remaining term to maturity.

                                    Negative amortization on a Mortgage Loan will occur when the monthly payment made by the borrower is less than interest accrued at the current mortgage rate on the unpaid principal balance of the Mortgage Loan (such deficiency, "Deferred Interest"). The amount of the Deferred Interest is added to the unpaid principal balance of the Mortgage Loan.

The information herein has been provided solely by UBS Securities LLC. None of UBS Securities LLC, the issuer of the Certificates or any of its affiliates makes any representation as to the completeness of the information herein. The information herein is preliminary and will be supplemented by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. Any information contained herein relating to the mortgage loans will be supplemented by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supplements all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.

[LOGO] UBS Investment Bank                           Computational Materials for
                                      IndyMac INDX Mortgage Loan Trust 2005-AR10
--------------------------------------------------------------------------------

Credit Enhancement:                 Senior/subordinate, shifting interest
                                    structure. The credit enhancement
                                    information shown below is subject to
                                    final rating agency approval.

                                    Credit enhancement for the Senior
                                    Certificates will consist of the
                                    subordination of the Class B-1, Class B-2,
                                    Class B-3, Class B-4, Class B-5 and Class
                                    B-6 Certificates, initially [7.50]% total subordination.

                                    Credit enhancement for the Class B-1
                                    Certificates will consist of the
                                    subordination of the Class B-2, Class B-3,
                                    Class B-4, Class B-5 and Class B-6
                                    Certificates, initially [___]% total
                                    subordination.

                                    Credit enhancement for the Class B-2
                                    Certificates will consist of the
                                    subordination of the Class B-3, Class B-4,
                                    Class B-5 and Class B-6 Certificates,
                                    initially [___]% total subordination.

                                    Credit enhancement for the Class B-3
                                    Certificates will consist of the
                                    subordination of the Class B-4, Class B-5 and Class B-6 Certificates, initially [___]% total subordination.

Shifting Interest:                  Until the Distribution Date occurring in
                                    June 2015, the Subordinate Certificates
                                    will be locked out from receipt of
                                    unscheduled principal (unless the Senior
                                    Certificates are paid down to zero or the credit enhancement percentage provided by the Subordinate Certificates has doubled prior to such date as described below).
                                    After such time and subject to standard
                                    collateral performance triggers (as
                                    described in the prospectus supplement), the Subordinate Certificates will receive increasing portions of unscheduled principal.

                                    The unscheduled principal payment
                                    percentages on the Subordinate
                                    Certificates are as follows:

Periods:                         Unscheduled Principal Payments (%)
--------                         ----------------------------------
June 2005 - May 2015             0% Pro Rata Share
June 2015 - May 2016             30% Pro Rata Share
June 2016 - May 2017             40% Pro Rata Share
June 2017 - May 2018             60% Pro Rata Share
June 2018 - May 2019             80% Pro Rata Share
June 2019 and after              100% Pro Rata Share

                                    provided, however, if the credit
                                    enhancement percentage provided by the
                                    Subordinate Certificates has doubled from the initial credit enhancement percentage (subject to the performance triggers described in the prospectus supplement),
                                    (i) prior to the Distribution Date in June
                                    2008, the Subordinate Certificates will be entitled to 50% of their pro rata share of unscheduled principal payments or (ii) on or after the Distribution Date in June 2008, the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments.

                                    Scheduled principal payments will be
                                    distributed pro rata to the Senior and
                                    Subordinate Certificates.

                                    Any unscheduled principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates. In the event the current senior percentage (aggregate principal balance of the Senior Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the applicable initial senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Senior Certificates will receive all unscheduled principal payments for the Mortgage Loans, regardless of any unscheduled principal payment percentages above.

The information herein has been provided solely by UBS Securities LLC. None of UBS Securities LLC, the issuer of the Certificates or any of its affiliates makes any representation as to the completeness of the information herein. The information herein is preliminary and will be supplemented by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. Any information contained herein relating to the mortgage loans will be supplemented by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supplements all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.

[LOGO] UBS Investment Bank                           Computational Materials for
                                      IndyMac INDX Mortgage Loan Trust 2005-AR10
--------------------------------------------------------------------------------

                                    Unscheduled principal will generally
                                    consist of the sum of (i) liquidation
                                    proceeds, recoveries, and other
                                    unscheduled amounts and (ii) the excess if any of voluntary prepayments over Deferred Interest.

Allocation of
Realized Losses:                    Any realized losses on the Mortgage Loans
                                    will be allocated as follows: first, to
                                    the Subordinate Certificates in reverse
                                    order of their numerical Class
                                    designations, in each case until the
                                    related class principal balance has been reduced to zero; and second; to the Senior
                                    Certificates any realized losses on a
                                    pro-rata basis until the related class
                                    principal balance or component principal balance has been reduced to zero;
                                    provided, however, that any realized
                                    losses on the mortgage loans that would
                                    otherwise be allocated to the Class A-1
                                    Certificates will instead be allocated to the Class A-2 and Class A-3 Certificates, pro rata, until their respective class principal balance have been reduced to zero; and provided further, however, that any realized losses otherwise allocable to the Class A-2 Certificates will instead be allocated to the Class A-3 Certificates until its class principal balance has been reduced to zero.

Net Mortgage Rate:                  The "Net Mortgage Rate" with respect to
                                    each Mortgage Loan is equal to the
                                    mortgage rate less the servicing fee rate
                                    (0.375%) and the trustee fee rate.

Net WAC Cap:                        The "Net WAC Cap" for each of the Class
                                    A-1, Class A-2 and Class A-3 Certificates and the Subordinate Certificates is equal to the weighted average of the Net
                                    Mortgage Rates of the Mortgage Loans
                                    adjusted for the related interest accrual period.

Carryover Shortfall
Amount: The LIBOR Certificates will be entitled to the payment of an amount equal to the sum of (i) the excess, if any, of (a) interest accrued at the Certificate Interest Rate for such Class (without giving effect to the Net WAC Cap) over (b) the amount of interest actually accrued on such Class and (ii) the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the Certificate Interest Rate for such Class without giving effect to the Net WAC Cap) (together, the "Carryover Shortfall Amount"). The Carryover Shortfall Amount will be paid only to the extent of interest otherwise distributable to the Class A-X Certificates (after the reduction due to Net Deferred Interest allocable to the Class A-X Certificates) on such Distribution Date or future Distribution Dates.

Adjusted Cap Rate:                  The "Adjusted Cap Rate" for each of the
                                    Class A-1, Class A-2 and Class A-3
                                    Certificates and the Subordinate
                                    Certificates for any Distribution Date
                                    equals the related Net WAC Cap, computed for this purpose by first reducing the weighted average of the Net Mortgage Rates of the Mortgage Loans by a per annum rate equal to: (i) the product of (a) the Net
                                    Deferred Interest for the Mortgage Loans for such Distribution Date, and (b) 12, divided by (ii) the aggregate principal balance of the Mortgage Loans as of the first day of the month prior to such Distribution Date.

                                    The "Adjusted Cap Rate" for the Class A-X
                                    Certificates and any Distribution Date
                                    shall equal the Certificate Interest Rate for the Class A-X Certificates, computed for this purposes by (i) reducing the weighted average Net Mortgage Rate of the Mortgage Loans by a per annum rate equal to the quotient of (a) the Net Deferred Interest on the Mortgage Loans for such Distribution Date multiplied by 12, divided by (b) the aggregate principal balance of the Mortgage Loans as of the first day of the month prior to such distribution date, and (ii) computing the weighted average of the pass-through rates of the certificates (other than the Class A-X Certificates) by substituting "Adjusted Cap Rate" for "Net WAC Cap" in the definition of pass-through rate for each of the Class A-R, Class A-1, Class A-2 and Class A-3 Certificates and Subordinate Certificates.

The information herein has been provided solely by UBS Securities LLC. None of UBS Securities LLC, the issuer of the Certificates or any of its affiliates makes any representation as to the completeness of the information herein. The information herein is preliminary and will be supplemented by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. Any information contained herein relating to the mortgage loans will be supplemented by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supplements all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.

[LOGO] UBS Investment Bank                           Computational Materials for
                                      IndyMac INDX Mortgage Loan Trust 2005-AR10
--------------------------------------------------------------------------------

Net Deferred Interest:              The "Net Deferred Interest" for a
                                    Distribution Date is the excess, if any, of Deferred Interest for the related due period over voluntary principal prepayments for the related prepayment period.

                                    For any Distribution Date, Net Deferred
                                    Interest will be allocated among the
                                    Certificates in an amount equal to the
                                    excess, if any, for each such class of (i) the current interest accrued at the applicable Certificate Interest Rate for such class, over (ii) the amount of current interest that would have accrued had the Certificate Interest Rate for such class equaled the related Adjusted Rate Cap for such class and Distribution Date.

Certificates Priority of
Distributions:                      Available funds from the Mortgage Loans
                                    will be distributed in the following order of priority:

                                       1) Senior Certificates, accrued and
                                          unpaid interest, at the related
                                          Certificate Interest Rate, from the
                                          related Mortgage Loans, provided,
                                          however, that any interest otherwise
                                          distributable with respect to the
                                          Class A-X Certificates will be
                                          reduced to the extent necessary to
                                          pay any Carryover Shortfall Amount
                                          below (after giving effect to any
                                          Net Deferred Interest amount
                                          allocated to the interest only
                                          component of the Class A-X
                                          Certificates);

                                       2) Principal, sequentially, as follows:

                                            a)  first, to the Class A-R
                                                Certificates until its
                                                certificate principal balance
                                                has been reduced to zero;

                                            b)  second, to the Class A-1,
                                                Class A-2 and Class A-3
                                                Certificates pro rata, until
                                                their respective certificate
                                                principal balances have been
                                                reduced to zero; and

                                            c)  third, to the principal only
                                                component of the Class A-X
                                                Certificates, until the
                                                related principal only
                                                component has been reduced to
                                                zero;

                                       3) Class A-1, Class A-2 and Class A-3
                                          Certificates and the Subordinate
                                          Certificates (on a pro rata basis),
                                          to pay any related Carryover
                                          Shortfall Amount, solely from
                                          amounts otherwise distributable with
                                          respect to the Class A-X
                                          Certificates;

                                       4) Class B-1 Certificates, accrued and
                                          unpaid interest at the Class B-1
                                          Certificate Interest Rate;

                                       5) Class B-1 Certificates, principal
                                          allocable to such Class;

                                       6) Class B-2 Certificates, accrued and
                                          unpaid interest at the Class B-2
                                          Certificate Interest Rate;

                                       7) Class B-2 Certificates, principal
                                          allocable to such Class;

                                       8) Class B-3 Certificates, accrued and
                                          unpaid interest at the Class B-3
                                          Certificate Interest Rate;

                                       9) Class B-3 Certificates, principal
                                          allocable to such Class;

                                      10) Class B-4, Class B-5 and Class B-6
                                          Certificates, in sequential order,
                                          accrued and unpaid interest at the
                                          related Certificate Interest Rate
                                          and their respective share of
                                          principal allocable to such Classes;

The information herein has been provided solely by UBS Securities LLC. None of UBS Securities LLC, the issuer of the Certificates or any of its affiliates makes any representation as to the completeness of the information herein. The information herein is preliminary and will be supplemented by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. Any information contained herein relating to the mortgage loans will be supplemented by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supplements all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.

[LOGO] UBS Investment Bank                           Computational Materials for
                                      IndyMac INDX Mortgage Loan Trust 2005-AR10
--------------------------------------------------------------------------------

                                      11) Class A-R Certificate, any remaining
                                          amount.

                                    *  The accrued and unpaid interest payable
                                       to a Class of Certificates on any
                                       Distribution Date will be reduced by
                                       the amount of any Net Deferred Interest
                                       allocated to such Class of Certificates
                                       on such Distribution Date.


The information herein has been provided solely by UBS Securities LLC. None of UBS Securities LLC, the issuer of the Certificates or any of its affiliates makes any representation as to the completeness of the information herein. The information herein is preliminary and will be supplemented by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. Any information contained herein relating to the mortgage loans will be supplemented by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supplements all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.

[LOGO] UBS Investment Bank                           Computational Materials for
                                      IndyMac INDX Mortgage Loan Trust 2005-AR10
--------------------------------------------------------------------------------

                    FOR ADDITIONAL INFORMATION PLEASE CALL:

--------------------------------------------------------------------------------
                              UBS Securities LLC
--------------------------------------------------------------------------------

                           MBS Trading & Structuring

        Brian Bowes                                          (212) 713-2860
        Adam Yarnold                                         (212) 713-2860
        Margarita Genis                                      (212) 713-2860

                             Asset-Backed Finance

        Paul Scialabba                                       (212) 713-9832
        Steven Warjanka                                      (212) 713-2466
        Keith Silverstein                                    (212) 713-2952

                                  Collateral

        Peo Lopansri                                         (212) 713-1427


--------------------------------------------------------------------------------
                                Rating Agencies
--------------------------------------------------------------------------------

                           Moody's Investors Service
                           -------------------------

        Joe Groholtoski            Tel:        (212) 553-4619
                                   Email:      joseph.groholtoski@moodys.com

                               Standard & Poors
                               ----------------

        Victor Bhagat              Tel:         (212) 438-1130
                                   Email:       bhagat@standardandpoors.com


The information herein has been provided solely by UBS Securities LLC. None of UBS Securities LLC, the issuer of the Certificates or any of its affiliates makes any representation as to the completeness of the information herein. The information herein is preliminary and will be supplemented by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. Any information contained herein relating to the mortgage loans will be supplemented by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supplements all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.

[LOGO] UBS Investment Bank                              Collateral Materials for
                                      IndyMac INDX Mortgage Loan Trust 2005-AR10
--------------------------------------------------------------------------------

The following tables are representative of the mortgage loan characteristics of the mortgage loan pool that will be transferred to the trust on the closing date. The unpaid principal balance of the mortgage loan pool is expected to be approximately $1,000,000,000. The mortgage loan characteristics represented in the following tables represent a substantial portion of the loans that will comprise the mortgage loan pool at the time of closing. Additional mortgage loans will be added that may slightly alter the characteristics of the mortgage loan pool.


                                                      Summary
Total Balance                                   $820,015,430             WA Months to Reset                                 1
Avg Loan Balance                                   296,141               As of Date                                    May 1, 2005
WA Gross Rate                                      4.007%                WA Gross Margin                                 2.999%
WA Net Rate                                        3.632%                WA First Periodic Cap                            0.0%
WA FICO                                              708                 WA Max Rate                                      9.95%
WA LTV                                               72                  Interest Only%                                    0%
WA Rem Term                                          359                 Cal %                                             48%


The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the completeness of the information herein. The information herein is preliminary and will be supplemented by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be supplemented by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supplements all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

[LOGO] UBS Investment Bank                              Collateral Materials for
                                      IndyMac INDX Mortgage Loan Trust 2005-AR10
--------------------------------------------------------------------------------



The following tables are representative of the mortgage loan characteristics of the mortgage loan pool that will be transferred to the trust on the closing date. The unpaid principal balance of the mortgage loan pool is expected to be approximately $1,000,000,000. The mortgage loan characteristics represented in the following tables represent a substantial portion of the loans that will comprise the mortgage loan pool at the time of closing. Additional mortgage loans will be added that may slightly alter the characteristics of the mortgage loan pool.


                                 Summary

Total Balance          $820,015,430       WA Months to Reset                  1
Avg Loan Balance       296,141            As of Date                May 1, 2005
WA Gross Rate          4.007%             WA Gross Margin                 2.999%
WA Net Rate            3.632%             WA First Periodic Cap             0.0%
WA FICO                708                WA Max Rate                      9.95%
WA LTV                 72                 Interest Only%                      0%
WA Rem Term            359                Cal %                              48%


The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

[LOGO] UBS Investment Bank                              Collateral Materials for
                                      IndyMac INDX Mortgage Loan Trust 2005-AR10
--------------------------------------------------------------------------------



                                             Current Principal Balance
                                                                                % of Pool           Weighted
                                                                                    By               Average           Weighted
                                          Number of          Principal          Principal             Gross           Average Net
     Current Principal Balance              Loans             Balance            Balance             Coupon             Coupon
------------------------------------------------------------------------------------------------------------------------------------
          $50,000 or less                     2                   100,000          0.01               5.685              5.310
         $50,001 - $100,000                  129               10,790,109          1.32               3.764              3.389
        $100,001 - $150,000                  329               42,222,599          5.15               4.163              3.788
        $150,001 - $200,000                  437               77,987,429          9.51               4.075              3.700
        $200,001 - $250,000                  436               99,259,327         12.1                4.018              3.643
        $250,001 - $300,000                  352               97,243,322         11.86               4.194              3.819
        $300,001 - $359,699                  310              102,070,262         12.45               3.959              3.584
        $359,699 - $600,000                  648              290,245,965         35.4                3.989              3.614
        $600,001 - $800,000                  86                57,465,792          7.01               3.609              3.234
       $800,001 - $1,000,000                 27                24,778,048          3.02               4.124              3.749
      $1,000,001 - $1,250,000                 5                 5,511,914          0.67               4.153              3.778
      $1,250,001 - $1,500,000                 5                 6,910,664          0.84               3.511              3.136
      $1,500,001 - $1,750,000                 1                 1,575,000          0.19               4.847              4.472
      $1,750,001 - $2,000,000                 2                 3,855,000          0.47               4.677              4.302
====================================================================================================================================
               Total:                       2,769             820,015,430          100                4.007              3.632
====================================================================================================================================


                                                             Weighted            Weighted
                                          Weighted            Average            Average
                                           Average           Original            Combined          % Full/Alt
     Current Principal Balance              FICO                LTV                LTV                 Doc
-------------------------------------------------------------------------------------------------------------------
          $50,000 or less                    674               33.84              33.84               50.00
         $50,001 - $100,000                  713               65.07              66.44               29.45
        $100,001 - $150,000                  712               70.00              71.74               33.22
        $150,001 - $200,000                  707               71.18              73.09               25.84
        $200,001 - $250,000                  704               72.08              74.16               24.57
        $250,001 - $300,000                  704               72.89              74.46               19.68
        $300,001 - $359,699                  705               73.57              75.33               16.97
        $359,699 - $600,000                  709               73.62              75.61               11.58
        $600,001 - $800,000                  715               69.55              71.20               8.25
       $800,001 - $1,000,000                 730               64.33              65.64               15.42
      $1,000,001 - $1,250,000                741               64.51              64.51               39.48
      $1,250,001 - $1,500,000                716               59.02              59.02               21.71
      $1,500,001 - $1,750,000                718               60.58              60.58              100.00
      $1,750,001 - $2,000,000                682               56.95              56.95               0.00
===================================================================================================================
               Total:                        708               71.95              73.76               17.76
===================================================================================================================



                                                  Loan Servicers
                                                                                % of Pool           Weighted
                                                                                    By               Average           Weighted
                                          Number of          Principal          Principal             Gross           Average Net
           Loan Servicers                   Loans             Balance            Balance             Coupon             Coupon
------------------------------------------------------------------------------------------------------------------------------------
              Indymac                       2,769             820,015,430          100                4.007              3.632
====================================================================================================================================
               Total:                       2,769             820,015,430          100                4.007              3.632
====================================================================================================================================


                                                             Weighted            Weighted
                                          Weighted            Average            Average
                                           Average           Original            Combined          % Full/Alt
           Loan Servicers                   FICO                LTV                LTV                 Doc
-------------------------------------------------------------------------------------------------------------------
              Indymac                        708               71.95              73.76               17.76
===================================================================================================================
               Total:                        708               71.95              73.76               17.76
===================================================================================================================


                                                 Loan Originators
                                                                                % of Pool           Weighted
                                                                                    By               Average           Weighted
                                          Number of          Principal          Principal             Gross           Average Net
          Loan Originators                  Loans             Balance            Balance             Coupon             Coupon
------------------------------------------------------------------------------------------------------------------------------------
              Indymac                       2,769             820,015,430          100                4.007              3.632
====================================================================================================================================
               Total:                       2,769             820,015,430          100                4.007              3.632
====================================================================================================================================


                                                             Weighted            Weighted
                                          Weighted            Average            Average
                                           Average           Original            Combined          % Full/Alt
          Loan Originators                  FICO                LTV                LTV                 Doc
-------------------------------------------------------------------------------------------------------------------
              Indymac                        708               71.95              73.76               17.76
===================================================================================================================
               Total:                        708               71.95              73.76               17.76
===================================================================================================================


                                                Original Gross Rate
                                                                                % of Pool           Weighted
                                                                                    By               Average           Weighted
                                          Number of          Principal          Principal             Gross           Average Net
        Original Gross Rate                 Loans             Balance            Balance             Coupon             Coupon
------------------------------------------------------------------------------------------------------------------------------------
          0.501% - 1.000%                   2,486             763,658,184         93.13               3.977              3.602
          1.501% - 2.000%                    283               56,357,245          6.87               4.417              4.042
====================================================================================================================================
               Total:                       2,769             820,015,430          100                4.007              3.632
====================================================================================================================================


                                                             Weighted            Weighted
                                          Weighted            Average            Average
                                           Average           Original            Combined          % Full/Alt
        Original Gross Rate                 FICO                LTV                LTV                 Doc
-------------------------------------------------------------------------------------------------------------------
          0.501% - 1.000%                    707               71.80              73.70               15.43
          1.501% - 2.000%                    723               74.05              74.47               49.40
===================================================================================================================
               Total:                        708               71.95              73.76               17.76
===================================================================================================================



                                                Current Gross Rate
                                                                                % of Pool           Weighted
                                                                                    By               Average           Weighted
                                          Number of          Principal          Principal             Gross           Average Net
         Current Gross Rate                 Loans             Balance            Balance             Coupon             Coupon
------------------------------------------------------------------------------------------------------------------------------------
          0.501% - 1.000%                    789              239,281,165         29.18               1.000              0.625
          1.501% - 2.000%                    92                17,373,041          2.12               2.000              1.625
          4.001% - 4.500%                    18                 9,477,349          1.16               4.400              4.025
          4.501% - 5.000%                    381              134,195,639         16.37               4.888              4.513
          5.001% - 5.500%                    819              247,506,120         30.18               5.224              4.849
          5.501% - 6.000%                    446              115,134,421         14.04               5.828              5.453
          6.001% - 6.500%                    222               56,871,393          6.94               6.138              5.763
          6.501% - 7.000%                     2                   176,302          0.02               6.569              6.194
====================================================================================================================================
               Total:                       2,769             820,015,430          100                4.007              3.632
====================================================================================================================================


                                                             Weighted            Weighted
                                          Weighted            Average            Average
                                           Average           Original            Combined          % Full/Alt
         Current Gross Rate                 FICO                LTV                LTV                 Doc
-------------------------------------------------------------------------------------------------------------------
          0.501% - 1.000%                    709               72.14              73.95               15.75
          1.501% - 2.000%                    726               75.38              75.70               58.62
          4.001% - 4.500%                    720               66.90              68.60               22.79
          4.501% - 5.000%                    718               68.42              70.63               22.68
          5.001% - 5.500%                    706               73.15              75.05               16.93
          5.501% - 6.000%                    706               71.95              73.63               16.96
          6.001% - 6.500%                    692               74.15              75.23               6.65
          6.501% - 7.000%                    681               69.38              69.38               0.00
===================================================================================================================
               Total:                        708               71.95              73.76               17.76
===================================================================================================================




The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

[LOGO] UBS Investment Bank                              Collateral Materials for
                                      IndyMac INDX Mortgage Loan Trust 2005-AR10
--------------------------------------------------------------------------------




                                                   Gross Margin
                                                                                % of Pool           Weighted
                                                                                    By               Average           Weighted
                                          Number of          Principal          Principal             Gross           Average Net
            Gross Margin                    Loans             Balance            Balance             Coupon             Coupon
------------------------------------------------------------------------------------------------------------------------------------
           2.000% or less                    14                 5,539,420          0.68               3.448              3.073
          2.001% - 2.250%                    37                15,833,013          1.93               3.899              3.524
          2.251% - 2.500%                    167               62,891,802          7.67               3.528              3.153
          2.501% - 2.750%                    736              236,926,054         28.89               3.695              3.320
          2.751% - 3.000%                    627              196,104,105         23.91               3.826              3.451
          3.001% - 3.250%                    293               76,099,414          9.28               4.465              4.090
          3.251% - 3.500%                    212               51,948,024          6.34               4.921              4.546
          3.501% - 3.750%                    544              143,011,134         17.44               4.329              3.954
          3.751% - 4.000%                    128               29,975,591          3.66               4.582              4.207
          4.001% - 4.250%                     7                 1,258,002          0.15               3.660              3.285
          4.251% - 4.500%                     4                   428,870          0.05               2.350              1.975
====================================================================================================================================
               Total:                       2,769             820,015,430          100                4.007              3.632
====================================================================================================================================


                                                             Weighted            Weighted
                                          Weighted            Average            Average
                                           Average           Original            Combined          % Full/Alt
            Gross Margin                    FICO                LTV                LTV                 Doc
-------------------------------------------------------------------------------------------------------------------
           2.000% or less                    735               68.83              71.88               41.89
          2.001% - 2.250%                    712               71.65              73.14               20.83
          2.251% - 2.500%                    718               70.19              72.71               20.53
          2.501% - 2.750%                    716               69.69              72.14               24.54
          2.751% - 3.000%                    703               74.83              76.32               11.34
          3.001% - 3.250%                    707               70.98              72.16               21.48
          3.251% - 3.500%                    702               70.24              71.66               16.10
          3.501% - 3.750%                    706               73.65              75.31               13.47
          3.751% - 4.000%                    683               72.78              73.02               8.56
          4.001% - 4.250%                    720               72.73              72.73               5.91
          4.251% - 4.500%                    737               71.81              71.81               31.51
===================================================================================================================
               Total:                        708               71.95              73.76               17.76
===================================================================================================================



                                                 Current Net Rate
                                                                                % of Pool           Weighted
                                                                                    By               Average           Weighted
                                          Number of          Principal          Principal             Gross           Average Net
          Current Net Rate                  Loans             Balance            Balance             Coupon             Coupon
------------------------------------------------------------------------------------------------------------------------------------
          0.501% - 1.000%                    789              239,281,165         29.18               1.000              0.625
          1.501% - 2.000%                    92                17,373,041          2.12               2.000              1.625
          3.501% - 4.000%                     9                 4,064,870          0.5                4.337              3.962
          4.001% - 4.500%                    134               55,022,190          6.71               4.711              4.336
          4.501% - 5.000%                    911              288,412,068         35.17               5.117              4.742
          5.001% - 5.500%                    378              100,004,697         12.2                5.594              5.219
          5.501% - 6.000%                    451              115,223,896         14.05               6.038              5.663
          6.001% - 6.500%                     5                   633,502          0.08               6.456              6.081
====================================================================================================================================
               Total:                       2,769             820,015,430          100                4.007              3.632
====================================================================================================================================


                                                             Weighted            Weighted
                                          Weighted            Average            Average
                                           Average           Original            Combined          % Full/Alt
         Current Net Rate                   FICO                LTV                LTV                 Doc
-------------------------------------------------------------------------------------------------------------------
         0.501% - 1.000%                     709               72.14              73.95               15.75
         1.501% - 2.000%                     726               75.38              75.70               58.62
         3.501% - 4.000%                     729               67.66              70.43               33.60
         4.001% - 4.500%                     718               70.88              73.17               17.67
         4.501% - 5.000%                     710               71.78              73.82               18.85
         5.001% - 5.500%                     703               70.48              71.92               19.35
         5.501% - 6.000%                     702               73.44              74.91               11.21
         6.001% - 6.500%                     705               71.96              71.96               11.74
===================================================================================================================
               Total:                        708               71.95              73.76               17.76
===================================================================================================================



                                                 Amortization Type
                                                                                % of Pool           Weighted
                                                                                    By               Average           Weighted
                                          Number of          Principal          Principal             Gross           Average Net
         Amortization Type                  Loans             Balance            Balance             Coupon             Coupon
------------------------------------------------------------------------------------------------------------------------------------
        Negative Amortizing                 2,769             820,015,430          100                4.007              3.632
====================================================================================================================================
               Total:                       2,769             820,015,430          100                4.007              3.632
====================================================================================================================================


                                                             Weighted            Weighted
                                          Weighted            Average            Average
                                           Average           Original            Combined          % Full/Alt
         Amortization Type                  FICO                LTV                LTV                 Doc
-------------------------------------------------------------------------------------------------------------------
        Negative Amortizing                  708               71.95              73.76               17.76
===================================================================================================================
               Total:                        708               71.95              73.76               17.76
===================================================================================================================



                                           Remaining Months to maturity
                                                                                % of Pool           Weighted
                                                                                    By               Average           Weighted
          Remaining Months                Number of          Principal          Principal             Gross           Average Net
            to maturity                     Loans             Balance            Balance             Coupon             Coupon
------------------------------------------------------------------------------------------------------------------------------------
             356 - 360                      2,769             820,015,430          100                4.007              3.632
====================================================================================================================================
               Total:                       2,769             820,015,430          100                4.007              3.632
====================================================================================================================================


                                                             Weighted            Weighted
                                          Weighted            Average            Average
          Remaining Months                 Average           Original            Combined          % Full/Alt
            to maturity                     FICO                LTV                LTV                 Doc
-------------------------------------------------------------------------------------------------------------------
             356 - 360                       708               71.95              73.76               17.76
===================================================================================================================
               Total:                        708               71.95              73.76               17.76
===================================================================================================================



                                                     Seasoning
                                                                                % of Pool           Weighted
                                                                                    By               Average           Weighted
                                          Number of          Principal          Principal             Gross           Average Net
         Seasoning (months)                 Loans             Balance            Balance             Coupon             Coupon
------------------------------------------------------------------------------------------------------------------------------------
                 0                           881              256,654,206          31.3               1.068              0.693
               1 - 6                        1,888             563,361,224          68.7               5.346              4.971
====================================================================================================================================
               Total:                       2,769             820,015,430          100                4.007              3.632
====================================================================================================================================


                                                             Weighted            Weighted
                                          Weighted            Average            Average
                                           Average           Original            Combined          % Full/Alt
         Seasoning (months)                 FICO                LTV                LTV                 Doc
-------------------------------------------------------------------------------------------------------------------
                 0                           710               72.35              74.07               18.65
               1 - 6                         708               71.77              73.62               17.36
===================================================================================================================
               Total:                        708               71.95              73.76               17.76
===================================================================================================================



                                                  Index for loans
                                                                                % of Pool           Weighted
                                                                                    By               Average           Weighted
                                          Number of          Principal          Principal             Gross           Average Net
          Index for loans                   Loans             Balance            Balance             Coupon             Coupon
------------------------------------------------------------------------------------------------------------------------------------
              1 YR MTA                      2,769             820,015,430          100                4.007              3.632
====================================================================================================================================
               Total:                       2,769             820,015,430          100                4.007              3.632
====================================================================================================================================


                                                             Weighted            Weighted
                                          Weighted            Average            Average
                                           Average           Original            Combined          % Full/Alt
          Index for loans                   FICO                LTV                LTV                 Doc
-------------------------------------------------------------------------------------------------------------------
              1 YR MTA                       708               71.95              73.76               17.76
===================================================================================================================
               Total:                        708               71.95              73.76               17.76
===================================================================================================================





The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

[LOGO] UBS Investment Bank                              Collateral Materials for
                                      IndyMac INDX Mortgage Loan Trust 2005-AR10
--------------------------------------------------------------------------------




                                                  Months to Roll
                                                                                % of Pool           Weighted
                                                                                    By               Average           Weighted
                                          Number of          Principal          Principal             Gross           Average Net
           Months to Roll                   Loans             Balance            Balance             Coupon             Coupon
------------------------------------------------------------------------------------------------------------------------------------
                 1                          2,767             819,279,430         99.91               4.010              3.635
                 2                            2                   736,000          0.09               1.000              0.625
====================================================================================================================================
               Total:                       2,769             820,015,430          100                4.007              3.632
====================================================================================================================================


                                                             Weighted            Weighted
                                          Weighted            Average            Average
                                           Average           Original            Combined          % Full/Alt
           Months to Roll                   FICO                LTV                LTV                 Doc
-------------------------------------------------------------------------------------------------------------------
                 1                           708               71.95              73.75               17.76
                 2                           656               75.92              83.12               18.48
===================================================================================================================
               Total:                        708               71.95              73.76               17.76
===================================================================================================================



                                               Lifetime Maximum Rate
                                                                                % of Pool           Weighted
                                                                                    By               Average           Weighted
                                          Number of          Principal          Principal             Gross           Average Net
       Lifetime Maximum Rate                Loans             Balance            Balance             Coupon             Coupon
------------------------------------------------------------------------------------------------------------------------------------
          8.501% - 9.000%                     1                   194,598           0.02              5.297              4.922
          9.501% - 10.000%                  2,767             819,561,459          99.94              4.006              3.631
         10.501% - 11.000%                    1                   259,373           0.03              5.447              5.072
====================================================================================================================================
               Total:                       2,769             820,015,430          100                4.007              3.632
====================================================================================================================================


                                                             Weighted            Weighted
                                          Weighted            Average            Average
                                           Average           Original            Combined          % Full/Alt
       Lifetime Maximum Rate                FICO                LTV                LTV                 Doc
-------------------------------------------------------------------------------------------------------------------
          8.501% - 9.000%                    684               80.00              90.00               0.00
          9.501% - 10.000%                   708               71.96              73.76               17.77
         10.501% - 11.000%                   674               59.08              59.08               0.00
===================================================================================================================
               Total:                        708               71.95              73.76               17.76
===================================================================================================================



                                               First Adjustment Cap
                                                                                % of Pool           Weighted
                                                                                    By               Average           Weighted
                                          Number of          Principal          Principal             Gross           Average Net
        First Adjustment Cap                Loans             Balance            Balance             Coupon             Coupon
------------------------------------------------------------------------------------------------------------------------------------
               0.000%                       2,769             820,015,430          100                4.007              3.632
====================================================================================================================================
               Total:                       2,769             820,015,430          100                4.007              3.632
====================================================================================================================================


                                                             Weighted            Weighted
                                          Weighted            Average            Average
                                           Average           Original            Combined          % Full/Alt
        First Adjustment Cap                FICO                LTV                LTV                 Doc
-------------------------------------------------------------------------------------------------------------------
               0.000%                        708               71.95              73.76               17.76
===================================================================================================================
               Total:                        708               71.95              73.76               17.76
===================================================================================================================



                                        Distribution by Interest Only Terms
                                                                                % of Pool           Weighted
                                                                                    By               Average           Weighted
      Distribution by Interest            Number of          Principal          Principal             Gross           Average Net
             Only Terms                     Loans             Balance            Balance             Coupon             Coupon
------------------------------------------------------------------------------------------------------------------------------------
                0.00                        2,769             820,015,430          100                4.007              3.632
====================================================================================================================================
               Total:                       2,769             820,015,430          100                4.007              3.632
====================================================================================================================================


                                                             Weighted            Weighted
                                          Weighted            Average            Average
      Distribution by Interest             Average           Original            Combined          % Full/Alt
             Only Terms                     FICO                LTV                LTV                 Doc
-------------------------------------------------------------------------------------------------------------------
                0.00                         708               71.95              73.76               17.76
===================================================================================================================
               Total:                        708               71.95              73.76               17.76
===================================================================================================================



                                         Original Prepayment Penalty Term
                                                                                % of Pool           Weighted
                                                                                    By               Average           Weighted
        Original Prepayment               Number of          Principal          Principal             Gross           Average Net
       Penalty Term (months)                Loans             Balance            Balance             Coupon             Coupon
------------------------------------------------------------------------------------------------------------------------------------
                 0                           347              120,620,861          14.71              4.086              3.711
                 12                          161               61,932,744           7.55              3.659              3.284
                 24                          77                25,186,511           3.07              3.375              3.000
                 36                         2,184             612,275,314          74.67              4.053              3.678
====================================================================================================================================
               Total:                       2,769             820,015,430          100                4.007              3.632
====================================================================================================================================


                                                             Weighted            Weighted
                                          Weighted            Average            Average
        Original Prepayment                Average           Original            Combined          % Full/Alt
       Penalty Term (months)                FICO                LTV                LTV                 Doc
-------------------------------------------------------------------------------------------------------------------
                 0                           712               72.04              73.83               17.24
                 12                          714               70.35              73.12               19.79
                 24                          718               73.24              74.67               17.46
                 36                          707               72.05              73.77               17.68
===================================================================================================================
               Total:                        708               71.95              73.76               17.76
===================================================================================================================



                                                   Original LTV
                                                                                % of Pool           Weighted
                                                                                    By               Average           Weighted
                                          Number of          Principal          Principal             Gross           Average Net
            Original LTV                    Loans             Balance            Balance             Coupon             Coupon
------------------------------------------------------------------------------------------------------------------------------------
           50.00% or less                    181               42,284,552           5.16              4.143              3.768
          50.01% - 55.00%                    92                25,982,537           3.17              3.765              3.390
          55.01% - 60.00%                    156               50,193,902           6.12              4.123              3.748
          60.01% - 65.00%                    171               57,768,308           7.04              3.865              3.490
          65.01% - 70.00%                    310              102,545,043          12.51              3.985              3.610
          70.01% - 75.00%                    555              172,482,379          21.03              4.267              3.892
          75.01% - 80.00%                   1,217             350,991,373          42.8               3.872              3.497
          80.01% - 85.00%                    27                 6,160,430           0.75              4.406              4.031
          85.01% - 90.00%                    21                 4,435,367           0.54              4.493              4.118
          90.01% - 95.00%                    38                 7,014,788           0.86              4.493              4.118
          95.01% - 100.00%                    1                   156,750           0.02              2.000              1.625
====================================================================================================================================
               Total:                       2,769             820,015,430          100                4.007              3.632
====================================================================================================================================


                                                             Weighted            Weighted
                                          Weighted            Average            Average
                                           Average           Original            Combined          % Full/Alt
            Original LTV                    FICO                LTV                LTV                 Doc
-------------------------------------------------------------------------------------------------------------------
           50.00% or less                    721               41.36              42.40               3.28
          50.01% - 55.00%                    718               52.89              53.83               16.15
          55.01% - 60.00%                    720               58.32              59.98               14.38
          60.01% - 65.00%                    716               63.12              64.57               14.46
          65.01% - 70.00%                    710               68.59              69.67               11.44
          70.01% - 75.00%                    698               74.00              75.26               8.87
          75.01% - 80.00%                    709               79.53              82.14               24.12
          80.01% - 85.00%                    708               84.27              84.27               19.99
          85.01% - 90.00%                    722               89.31              89.31              100.00
          90.01% - 95.00%                    691               94.58              94.58              100.00
          95.01% - 100.00%                   642               95.58              95.58              100.00
===================================================================================================================
               Total:                        708               71.95              73.76               17.76
===================================================================================================================






The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

[LOGO] UBS Investment Bank                              Collateral Materials for
                                      IndyMac INDX Mortgage Loan Trust 2005-AR10
--------------------------------------------------------------------------------



                                                   Combined LTV
                                                                                % of Pool           Weighted
                                                                                    By               Average           Weighted
         Combined LTV with                Number of          Principal          Principal             Gross           Average Net
             2nd liens                      Loans             Balance            Balance             Coupon             Coupon
------------------------------------------------------------------------------------------------------------------------------------
           50.00% or less                    172               40,030,957          4.88               4.158              3.783
          50.01% - 55.00%                    90                24,908,132          3.04               3.824              3.449
          55.01% - 60.00%                    145               44,622,210          5.44               4.147              3.772
          60.01% - 65.00%                    157               52,416,958          6.39               3.878              3.503
          65.01% - 70.00%                    298               97,259,592         11.86               3.927              3.552
          70.01% - 75.00%                    516              161,296,837         19.67               4.301              3.926
          75.01% - 80.00%                    901              268,571,434         32.75               3.823              3.448
          80.01% - 85.00%                    69                22,942,992          2.8                4.027              3.652
          85.01% - 90.00%                    341               92,479,778         11.28               4.078              3.703
          90.01% - 95.00%                    79                15,329,789          1.87               4.148              3.773
          95.01% - 100.00%                    1                   156,750          0.02               2.000              1.625
====================================================================================================================================
               Total:                       2,769             820,015,430          100                4.007              3.632
====================================================================================================================================


                                                             Weighted            Weighted
                                          Weighted            Average            Average
         Combined LTV with                 Average           Original            Combined          % Full/Alt
             2nd liens                      FICO                LTV                LTV                 Doc
-------------------------------------------------------------------------------------------------------------------
           50.00% or less                    721               41.23              41.33               3.46
          50.01% - 55.00%                    716               52.40              52.78               16.84
          55.01% - 60.00%                    721               58.26              58.33               14.50
          60.01% - 65.00%                    716               62.89              63.14               14.82
          65.01% - 70.00%                    711               67.90              68.53               11.82
          70.01% - 75.00%                    698               73.61              73.97               8.68
          75.01% - 80.00%                    708               78.97              79.46               23.92
          80.01% - 85.00%                    700               78.13              83.92               10.14
          85.01% - 90.00%                    711               79.26              89.46               19.79
          90.01% - 95.00%                    702               86.49              94.54              100.00
          95.01% - 100.00%                   642               95.58              95.58              100.00
===================================================================================================================
               Total:                        708               71.95              73.76               17.76
===================================================================================================================



                                             Geographical Distribution
                                                                                % of Pool           Weighted
                                                                                    By               Average           Weighted
                                          Number of          Principal          Principal             Gross           Average Net
            Top 5 State                     Loans             Balance            Balance             Coupon             Coupon
------------------------------------------------------------------------------------------------------------------------------------
             California                     1,116             395,182,207         48.19               4.156              3.781
              Florida                        338               76,097,696          9.28               3.486              3.111
             New Jersey                      170               53,731,955          6.55               3.959              3.584
              Virginia                       117               35,067,325          4.28               3.886              3.511
              New York                       94                30,773,365          3.75               3.768              3.393
               Other                         934              229,162,881         27.95               3.985              3.610
====================================================================================================================================
               Total:                       2,769             820,015,430          100                4.007              3.632
====================================================================================================================================


                                                           Weighted         Weighted
                                         Weighted          Average           Average
                                          Average          Original         Combined         % Full/Alt
            Top 5 State                    FICO              LTV               LTV              Doc
-------------------------------------------------------------------------------------------------------------------
             California                     709             70.65             72.42            10.97
              Florida                       713             74.38             76.08            19.80
             New Jersey                     706             71.52             72.41            16.40
              Virginia                      707             72.93             74.38            34.97
              New York                      704             69.29             70.58            18.80
               Other                        707             73.70             75.94            26.35
===================================================================================================================
               Total:                       708             71.95             73.76            17.76
===================================================================================================================



                                             California Loan Breakdown
                                                                                % of Pool           Weighted
                                                                                    By               Average           Weighted
          California Loan                 Number of          Principal          Principal             Gross           Average Net
             Breakdown                      Loans             Balance            Balance             Coupon             Coupon
------------------------------------------------------------------------------------------------------------------------------------
              North CA                       367              130,661,259          15.93              4.231              3.856
              South CA                       749              264,520,948          32.26              4.119              3.744
           States Not CA                    1,653             424,833,223          51.81              3.868              3.493
====================================================================================================================================
               Total:                       2,769             820,015,430          100                4.007              3.632
====================================================================================================================================



                                                             Weighted            Weighted
                                          Weighted            Average            Average
          California Loan                  Average           Original            Combined          % Full/Alt
             Breakdown                      FICO                LTV                LTV                 Doc
-------------------------------------------------------------------------------------------------------------------
              North CA                       712               70.41              72.14               9.20
              South CA                       708               70.77              72.56               11.84
           States Not CA                     707               73.16              75.00               24.08
===================================================================================================================
               Total:                        708               71.95              73.76               17.76
===================================================================================================================



                                                 Top 10 Zip Codes
                                                                                % of Pool           Weighted
                                                                                    By               Average           Weighted
                                          Number of          Principal          Principal             Gross           Average Net
          Top 10 Zip Codes                  Loans             Balance            Balance             Coupon             Coupon
------------------------------------------------------------------------------------------------------------------------------------
               93012                          5                 4,446,000          0.54               3.552              3.177
               93065                          9                 3,788,350          0.46               3.843              3.468
               96740                          6                 3,673,269          0.45               4.418              4.043
               92336                         12                 3,625,737          0.44               3.837              3.462
               92057                          7                 2,479,887          0.3                4.803              4.428
               95127                          6                 2,425,575          0.3                3.785              3.410
               92069                          5                 2,223,500          0.27               5.426              5.051
               94025                          3                 2,214,100          0.27               5.126              4.751
               94509                          6                 2,202,000          0.27               4.078              3.703
               95376                          6                 2,149,918          0.26               2.554              2.179
               Other                        2,704             790,787,094         96.44               4.004              3.629
====================================================================================================================================
               Total:                       2,769             820,015,430          100                4.007              3.632
====================================================================================================================================


                                                             Weighted            Weighted
                                          Weighted            Average            Average
                                           Average           Original            Combined          % Full/Alt
         Top 10 Zip Codes                   FICO                LTV                LTV                 Doc
-------------------------------------------------------------------------------------------------------------------
              93012                          684               58.08              58.08               32.75
              93065                          687               68.86              70.54               10.14
              96740                          723               69.46              69.46               8.17
              92336                          701               76.34              79.56               15.00
              92057                          692               72.48              74.81               18.83
              95127                          728               66.59              72.87               0.00
              92069                          703               73.53              73.53               21.81
              94025                          710               60.17              60.17               71.13
              94509                          703               76.33              78.07               16.17
              95376                          708               73.27              73.27               0.00
              Other                          709               72.07              73.88               17.72
===================================================================================================================
               Total:                        708               71.95              73.76               17.76
===================================================================================================================





The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

[LOGO] UBS Investment Bank                              Collateral Materials for
                                      IndyMac INDX Mortgage Loan Trust 2005-AR10
--------------------------------------------------------------------------------




                                                    FICO Scores
                                                                                % of Pool           Weighted
                                                                                    By               Average           Weighted
                                          Number of          Principal          Principal             Gross           Average Net
            FICO Scores                     Loans             Balance            Balance             Coupon             Coupon
------------------------------------------------------------------------------------------------------------------------------------
    600 or less or Not Available              2                   267,052           0.03              3.281              2.906
             601 - 620                        8                 2,171,900           0.26              4.765              4.390
             621 - 640                       159               45,545,672           5.55              4.073              3.698
             641 - 660                       250               70,948,278           8.65              4.085              3.710
             661 - 680                       470              140,132,436          17.09              4.017              3.642
             681 - 700                       426              123,635,500          15.08              4.028              3.653
             701 - 720                       393              119,193,016          14.54              4.127              3.752
             721 - 740                       331               99,575,001          12.14              3.985              3.610
             741 - 760                       308               90,403,817          11.02              3.966              3.591
            761 or more                      422              128,142,758          15.63              3.832              3.457
====================================================================================================================================
               Total:                       2,769             820,015,430          100                4.007              3.632
====================================================================================================================================


                                                             Weighted            Weighted
                                          Weighted            Average            Average
                                           Average           Original            Combined          % Full/Alt
            FICO Scores                     FICO                LTV                LTV                 Doc
-------------------------------------------------------------------------------------------------------------------
    600 or less or Not Available              0                75.00              75.00               0.00
             601 - 620                       620               68.04              71.51               0.00
             621 - 640                       631               72.16              72.55               22.35
             641 - 660                       651               74.43              76.42               23.78
             661 - 680                       671               72.86              74.62               18.19
             681 - 700                       690               72.04              74.05               17.70
             701 - 720                       710               71.88              73.76               13.68
             721 - 740                       730               72.74              74.78               15.23
             741 - 760                       751               70.80              72.78               17.08
            761 or more                      779               69.77              71.41               18.99
===================================================================================================================
               Total:                        708               71.95              73.76               17.76
===================================================================================================================



                                                Mortgage Properties
                                                                                % of Pool           Weighted
                                                                                    By               Average           Weighted
                                          Number of          Principal          Principal             Gross           Average Net
        Mortgage Properties                 Loans             Balance            Balance             Coupon             Coupon
------------------------------------------------------------------------------------------------------------------------------------
             Townhouse                       28                 6,337,007          0.77               3.951              3.576
            Condominium                      293               73,754,727          8.99               3.844              3.469
                PUD                          515              159,152,398         19.41               3.874              3.499
           Single Family                    1,799             541,990,429         66.1                4.054              3.679
        Two- to Four Family                  134               38,780,868          4.73               4.211              3.836
====================================================================================================================================
               Total:                       2,769             820,015,430          100                4.007              3.632
====================================================================================================================================


                                                             Weighted            Weighted
                                          Weighted            Average            Average
                                           Average           Original            Combined          % Full/Alt
        Mortgage Properties                 FICO                LTV                LTV                 Doc
-------------------------------------------------------------------------------------------------------------------
             Townhouse                       685               73.60              76.41               17.37
            Condominium                      718               74.04              76.23               19.66
                PUD                          713               73.38              75.46               20.72
           Single Family                     706               71.34              73.01               16.69
        Two- to Four Family                  703               70.44              72.10               17.09
===================================================================================================================
               Total:                        708               71.95              73.76               17.76
===================================================================================================================



                                                  Occupancy types
                                                                                % of Pool           Weighted
                                                                                    By               Average           Weighted
                                          Number of          Principal          Principal             Gross           Average Net
          Occupancy types                   Loans             Balance            Balance             Coupon             Coupon
------------------------------------------------------------------------------------------------------------------------------------
              Investor                       196               38,589,910          4.71               4.406              4.031
              Primary                       2,525             769,527,733         93.84               3.988              3.613
             Secondary                       48                11,897,786          1.45               3.926              3.551
====================================================================================================================================
               Total:                       2,769             820,015,430          100                4.007              3.632
====================================================================================================================================


                                                             Weighted            Weighted
                                          Weighted            Average            Average
                                           Average           Original            Combined          % Full/Alt
          Occupancy types                   FICO                LTV                LTV                 Doc
-------------------------------------------------------------------------------------------------------------------
              Investor                       732               66.85              67.46               38.88
              Primary                        707               72.24              74.12               16.54
             Secondary                       740               70.12              70.92               28.60
===================================================================================================================
               Total:                        708               71.95              73.76               17.76
===================================================================================================================



                                                   Loan Purpose
                                                                                % of Pool           Weighted
                                                                                    By               Average           Weighted
                                          Number of          Principal          Principal             Gross           Average Net
            Loan Purpose                    Loans             Balance            Balance             Coupon             Coupon
------------------------------------------------------------------------------------------------------------------------------------
              Purchase                       614              190,660,919         23.25               3.864              3.489
         Cash Out Refinance                 1,717             512,357,186         62.48               4.063              3.688
        Rate/Term Refinance                  438              116,997,325         14.27               3.993              3.618
====================================================================================================================================
               Total:                       2,769             820,015,430          100                4.007              3.632
====================================================================================================================================


                                                             Weighted            Weighted
                                          Weighted            Average            Average
                                           Average           Original            Combined          % Full/Alt
            Loan Purpose                    FICO                LTV                LTV                 Doc
-------------------------------------------------------------------------------------------------------------------
              Purchase                       722               77.73              80.99               18.93
         Cash Out Refinance                  704               69.97              71.10               18.42
        Rate/Term Refinance                  705               71.22              73.63               12.98
===================================================================================================================
               Total:                        708               71.95              73.76               17.76
===================================================================================================================



                                                   Document Type
                                                                            % of Pool               Weighted
                                                                               By                    Average           Weighted
                                          Number of      Principal          Principal                 Gross           Average Net
           Document Type                    Loans        Balance             Balance                 Coupon             Coupon
------------------------------------------------------------------------------------------------------------------------------------
              Express                        73                18,751,434          2.29               4.066              3.691
                Full                         585              145,666,785         17.76               3.929              3.554
         No Income No Asset                  596              170,951,919         20.85               3.959              3.584
      Stated Income Full Asset              1,515             484,645,291         59.1                4.045              3.670
====================================================================================================================================
               Total:                       2,769             820,015,430          100                4.007              3.632
====================================================================================================================================


                                                             Weighted            Weighted
                                          Weighted            Average            Average
                                           Average           Original            Combined          % Full/Alt
           Document Type                    FICO                LTV                LTV                 Doc
-------------------------------------------------------------------------------------------------------------------
              Express                        755               67.75              68.79               0.00
                Full                         706               75.96              78.02              100.00
         No Income No Asset                  717               66.72              66.95               0.00
      Stated Income Full Asset               704               72.76              75.07               0.00
===================================================================================================================
               Total:                        708               71.95              73.76               17.76
===================================================================================================================





The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

[LOGO] UBS Investment Bank                              Collateral Materials for
                                      IndyMac INDX Mortgage Loan Trust 2005-AR10
--------------------------------------------------------------------------------




                                                  Rate Frequency
                                                                                % of Pool           Weighted
                                                                                    By               Average           Weighted
                                          Number of          Principal          Principal             Gross           Average Net
           Rate Frequency                   Loans             Balance            Balance             Coupon             Coupon
------------------------------------------------------------------------------------------------------------------------------------
                 1                          2,769             820,015,430          100                4.007              3.632
====================================================================================================================================
               Total:                       2,769             820,015,430          100                4.007              3.632
====================================================================================================================================


                                                             Weighted            Weighted
                                          Weighted            Average            Average
                                           Average           Original            Combined          % Full/Alt
           Rate Frequency                   FICO                LTV                LTV                 Doc
-------------------------------------------------------------------------------------------------------------------
                 1                           708               71.95              73.76               17.76
===================================================================================================================
               Total:                        708               71.95              73.76               17.76
===================================================================================================================



                                                   Pay Frequency
                                                                                % of Pool           Weighted
                                                                                    By               Average           Weighted
                                          Number of          Principal          Principal             Gross           Average Net
           Pay Frequency                    Loans             Balance            Balance             Coupon             Coupon
------------------------------------------------------------------------------------------------------------------------------------
                 12                         2,769             820,015,430          100                4.007              3.632
====================================================================================================================================
               Total:                       2,769             820,015,430          100                4.007              3.632
====================================================================================================================================


                                                             Weighted            Weighted
                                          Weighted            Average            Average
                                           Average           Original            Combined          % Full/Alt
           Pay Frequency                    FICO                LTV                LTV                 Doc
-------------------------------------------------------------------------------------------------------------------
                 12                          708               71.95              73.76               17.76
===================================================================================================================
               Total:                        708               71.95              73.76               17.76
===================================================================================================================



                                                     Max Balance
                                                                                % of Pool           Weighted
                                                                                    By               Average           Weighted
                                          Number of          Principal          Principal             Gross           Average Net
          Maximum Balance                   Loans             Balance            Balance             Coupon             Coupon
------------------------------------------------------------------------------------------------------------------------------------
                110                         2,769             820,015,430          100                4.007              3.632
====================================================================================================================================
               Total:                       2,769             820,015,430          100                4.007              3.632
====================================================================================================================================


                                                             Weighted            Weighted
                                          Weighted            Average            Average
                                           Average           Original            Combined          % Full/Alt
          Maximum Balance                   FICO                LTV                LTV                 Doc
-------------------------------------------------------------------------------------------------------------------
                110                          708               71.95              73.76               17.76
===================================================================================================================
               Total:                        708               71.95              73.76               17.76
===================================================================================================================



                                                Annual Payment Cap
                                                                                % of Pool           Weighted
                                                                                    By               Average           Weighted
                                          Number of          Principal          Principal             Gross           Average Net
         Annual Payment Cap                 Loans             Balance            Balance             Coupon             Coupon
------------------------------------------------------------------------------------------------------------------------------------
                 7.5                        2,769             820,015,430          100                4.007              3.632
====================================================================================================================================
               Total:                       2,769             820,015,430          100                4.007              3.632
====================================================================================================================================


                                                             Weighted            Weighted
                                          Weighted            Average            Average
                                           Average           Original            Combined          % Full/Alt
         Annual Payment Cap                 FICO                LTV                LTV                 Doc
-------------------------------------------------------------------------------------------------------------------
                 7.5                         708               71.95              73.76               17.76
===================================================================================================================
               Total:                        708               71.95              73.76               17.76
===================================================================================================================





The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

[LOGO] UBS Investment Bank                           Computational Materials for
                                      IndyMac INDX Mortgage Loan Trust 2005-AR10
--------------------------------------------------------------------------------




INDX 2005-AR10    WAL/Yield  To Call

Settle                       5/6/2005
First Payment                6/25/2005

             Prepay                10 CPR               15 CPR                20 CPR                25 CPR                35 CPR
                 A1
                WAL                  7.55                 5.27                  3.95                  3.10                  2.09
   Principal Window         Jun05 - Jun23        Jun05 - Jul18         Jun05 - May15         Jun05 - May13         Jun05 - Nov10
                 A2
                WAL                  7.55                 5.27                  3.95                  3.10                  2.09
   Principal Window         Jun05 - Jun23        Jun05 - Jul18         Jun05 - May15         Jun05 - May13         Jun05 - Nov10
                 A3
                WAL                  7.55                 5.27                  3.95                  3.10                  2.09
   Principal Window         Jun05 - Jun23        Jun05 - Jul18         Jun05 - May15         Jun05 - May13         Jun05 - Nov10
          LIBOR_1MO                 3.000                3.000                 3.000                 3.000                 3.000
            MTA_1YR                 2.347                2.347                 2.347                 2.347                 2.347
             Prepay                10 CPR               15 CPR                20 CPR                25 CPR                35 CPR
Optional Redemption              Call (Y)             Call (Y)              Call (Y)              Call (Y)              Call (Y)



The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

[LOGO] UBS Investment Bank                           Computational Materials for
                                      IndyMac INDX Mortgage Loan Trust 2005-AR10
--------------------------------------------------------------------------------




INDX 2005-AR10         WAL/Yield To Maturity

Settle                              5/6/2005
First Payment                       6/25/2005

       Prepay                  10 CPR                15 CPR                20 CPR                25 CPR                35 CPR
                 A1
                WAL                  7.95                 5.67                  4.29                  3.38                  2.28
   Principal Window         Jun05 - May35        Jun05 - May35         Jun05 - May35         Jun05 - May35         Jun05 - May35
                 A2
                WAL                  7.95                 5.67                  4.29                  3.38                  2.28
   Principal Window         Jun05 - May35        Jun05 - May35         Jun05 - May35         Jun05 - May35         Jun05 - May35
                 A3
                WAL                  7.95                 5.67                  4.29                  3.38                  2.28
   Principal Window         Jun05 - May35        Jun05 - May35         Jun05 - May35         Jun05 - May35         Jun05 - May35
          LIBOR_1MO                 3.000                3.000                 3.000                 3.000                 3.000
            MTA_1YR                 2.347                2.347                 2.347                 2.347                 2.347
             Prepay                10 CPR               15 CPR                20 CPR                25 CPR                35 CPR
Optional Redemption              Call (N)             Call (N)              Call (N)              Call (N)              Call (N)



The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the completeness of the information herein. The information herein is preliminary and will be supplemented by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be supplemented by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supplements all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

[LOGO] UBS Investment Bank                           Computational Materials for
                                      IndyMac INDX Mortgage Loan Trust 2005-AR10
--------------------------------------------------------------------------------




INDX 2005-AR10    WAL/Yield         To Call

Settle                              5/6/2005
First Payment                       6/25/2005

             Prepay                10 CPR               15 CPR                20 CPR                25 CPR                35 CPR
                 A1
                WAL                  7.55                 5.27                  3.95                  3.10                  2.09
   Principal Window         Jun05 - Jun23        Jun05 - Jul18         Jun05 - May15         Jun05 - May13         Jun05 - Nov10
                 A2
                WAL                  7.55                 5.27                  3.95                  3.10                  2.09
   Principal Window         Jun05 - Jun23        Jun05 - Jul18         Jun05 - May15         Jun05 - May13         Jun05 - Nov10
                 A3
                WAL                  7.55                 5.27                  3.95                  3.10                  2.09
   Principal Window         Jun05 - Jun23        Jun05 - Jul18         Jun05 - May15         Jun05 - May13         Jun05 - Nov10
          LIBOR_1MO                 3.000                3.000                 3.000                 3.000                 3.000
            MTA_1YR                 2.347                2.347                 2.347                 2.347                 2.347
             Prepay                10 CPR               15 CPR                20 CPR                25 CPR                35 CPR
Optional Redemption              Call (Y)             Call (Y)              Call (Y)              Call (Y)              Call (Y)



The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the completeness of the information herein. The information herein is preliminary and will be supplemented by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be supplemented by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supplements all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

[LOGO] UBS Investment Bank                           Computational Materials for
                                      IndyMac INDX Mortgage Loan Trust 2005-AR10
--------------------------------------------------------------------------------






INDX 2005-AR10     WAL/Yield To Maturity

Settle                              5/6/2005
First Payment                       6/25/2005



             Prepay                10 CPR               15 CPR                20 CPR                25 CPR                35 CPR
                 A1
                WAL                  7.95                 5.67                  4.29                  3.38                  2.28
   Principal Window         Jun05 - May35        Jun05 - May35         Jun05 - May35         Jun05 - May35         Jun05 - May35
                 A2
                WAL                  7.95                 5.67                  4.29                  3.38                  2.28
   Principal Window         Jun05 - May35        Jun05 - May35         Jun05 - May35         Jun05 - May35         Jun05 - May35
                 A3
                WAL                  7.95                 5.67                  4.29                  3.38                  2.28
   Principal Window         Jun05 - May35        Jun05 - May35         Jun05 - May35         Jun05 - May35         Jun05 - May35
          LIBOR_1MO                 3.000                3.000                 3.000                 3.000                 3.000
            MTA_1YR                 2.347                2.347                 2.347                 2.347                 2.347
             Prepay                10 CPR               15 CPR                20 CPR                25 CPR                35 CPR
Optional Redemption              Call (N)             Call (N)              Call (N)              Call (N)              Call (N)


The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.


                                      9